UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 9, 2012 (August 9, 2012)

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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 9, 2012, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2012 (the “Earnings Release”).  On July 31, 2012, the Company issued a press release announcing its operating results for the second quarter ended June 30, 2012 (the “Operations Release”), a copy of which was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 6, 2012. Copies of the Earnings Release and Operations Release are furnished as part of this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 2.02 above is incorporated in this Item 7.01 by reference. The information contained in the Earnings Release and the Operations Release, and related matters, will be discussed by the Company on its earnings conference call scheduled for 10:00 a.m., C.T., on August 9, 2012, as announced by the Company in its press release issued on July 27, 2012.

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In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the attached exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Second Quarter 2012 Earnings Release, dated August 9, 2012
99.2	Second Quarter 2012 Operations Release, dated July 31, 2012

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SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: August 9, 2012	By: /s/ Gary C. Evans
Name: Gary C. Evans
Title Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Second Quarter 2012 Earnings Release, dated August 9, 2012
99.2	Second Quarter 2012 Operations Release, dated July 31, 2012

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